UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of Registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: April 30, 2016

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

Cambiar Opportunity Fund Cambiar SMID Fund Cambiar Small Cap Fund Cambiar International Equity Fund	Cambiar International Small Cap Fund Cambiar Global Equity Fund (formerly, Cambiar Global Select Fund) Cambiar Unconstrained Equity Fund (formerly, Cambiar Aggressive Value Fund)

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

Cambiar Investors, LLC

Shareholder Letter

April 30, 2016

Cambiar Funds Shareholder Letter

The fiscal year ended April 30, 2016 was punctuated by a very long wait for the U.S. Federal Reserve to move short term interest rates off the 0% lower-bound, a financial train wreck of oversupply in global commodities, generally better economic performance in advanced economies, and generally worse performance in emerging and commodity-linked economies. The disruptive nature of internet-based business models and ecosystems continued to proliferate, skewing performance and fundamentals in many industries once considered far removed from potential technological disintermediation. China’s Renminbi currency was added for the first time to the International Monetary Fund’s Special Drawing Rights (SDR) basket of reserve currencies. While China has now joined a select club of nations, this will force greater economic orthodoxy into an otherwise heavily controlled economy, with difficult to predict results. The U.S. dollar has gained versus almost all major currencies in the past two years but its advance flattened in the last twelve months.

The same could not be said for stocks globally, which endured bear markets of varying degrees in late calendar 2015 and into early 2016 before recovering some of their losses in the March-April time frame. The narratives both domestically and abroad were similar: global growth was scarce in general as was pricing power in manufactured goods. Oversupply and excess capacity were tangible risks for a broad variety of products and sectors, hence markets were highly sensitive to small changes in global growth prospects. Equilibrium interest rates were exceedingly low, penalizing the return on savings and in some corners fostering overcapacity. With emerging economies having supplied a large component of global growth in the last fifteen years, their far poorer performance over the last three years has limited the profit potential of companies globally. These issues have been offset somewhat by relatively better financial and economic performance in the U.S. and in Developed Markets (DM) abroad in the 2013-2015 time frame, with U.S. blue chips performing especially well. Quantitative Easing programs by major central banks have also fueled financial returns and improved what might otherwise have been a difficult picture of low growth and high indebtedness with more manageable slow growth and low servicing cost scenarios.

By early 2015, stock prices had indeed travelled a good distance, as had credit returns. At some point financial gravity did assert itself, and as markets ran out of momentum in mid-2015, stresses quickly emerged in both asset classes. In the U.S., market breadth was poor for much of the year, often moving in lock-step with widening credit spreads. Small cap stocks as represented by the Russell 2000 Index and Russell 2000 Value Index endured steep 15%+ mid-year declines, closing 2015 down 4.4% and 7.5%, respectively, not far from their lows, and not appreciably better in early 2016. The Value Line Arithmetic Mean Index (not that widely followed but, in our view, a good market proxy) fell 17% from mid-second quarter 2015 to the end of the third quarter and remained 12% down at year end, although this did improve to a more modest 3.5% loss for FY2016. The damage was more acute in transportation stocks (Dow Jones Transports down 7%), MLPs (down 29%), and anything related to natural resource extraction was outright disastrous. Better financial performance was reserved for defensive sectors such as consumer staples (up 11%) and utility-type businesses (Dow Jones Utilities up 16%), whose stable cash flow characteristics became more valuable as interest rates and growth prospects declined. Apart from these areas, there was money to be made in consolidating cyclical businesses such as semiconductors, and select consumer-facing businesses, along with a handful of technology-growth stories. Outside the U.S., large markets such as Germany, France, and Japan all reversed their early calendar 2015 gains in early 2016, resulting in an 8% loss for the MSCI EAFE Index for the fiscal year ended April 30, 2016. Central Bank moves to outright negative interest rate policy in Europe and Japan have not been met with enthusiasm, as financial systems and the whole principle of saving money for the future are challenged by negative rates. In Emerging Markets (EM), losses continued to compound, down 12% as a composite asset class in U.S. dollar terms in FY2016 and over 30% at the February low.

In short, it was not a good environment for making money in stocks, although not calamitous either, with a number of rolling sectoral “bear pockets.” Better equity fund performance in such an environment tends to be a function of capital preservation, best accomplished by avoiding losses and not fighting fierce industrial headwinds.

Curious Correlations — Financial markets, credit markets, commodities, and currencies all bottomed in the second week of February 2016, recovering lost ground in varying degrees since. This (oddly synchronized) asset-price correlation is unusual outside of extreme global financial stress situations, such as the 2008 Global Financial Crisis or 1987 stock market crash. Yet early 2016 conditions were far from these extremes. It is challenging to see it as a coincidence, and suggests there may be specific market-structure causes. It appears to my eye that the prolific growth in leveraged/alternative financial businesses

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

(mostly hedge funds) along with the stark reduction in actively managed assets in favor of passive strategies including ETFs, along with profound retail investor disinterest in stocks should be part of this discussion. With alternative managers crowded into popular short and long positions, sudden shifts in liquidity and market sentiment were amplified, as there were fewer actively-managed dollars to react to price movements, while passive (index and ETF) investing by definition won’t react to issuer-specific developments or security-price changes. It has become accepted financial dogma that a market-neutral long/short fund that is short $1.00 of stocks for every $1.00 it is long should have less market-specific risk (or Beta) than $1.00 invested in the markets “unhedged.” That may be true on paper, but with less liquidity and less predictable stock behavior to information and investment flows, the $2.00 invested long/short is 100% more exposed than the $1.00, and perhaps even riskier yet than that $1.00 if it is invested in something that the holder plans on owning for a long while.

The popularity of the alternatives business rests in no small part on a desire by institutional investors to attempt to minimize market-based volatility, or alternatively to absorb market Beta at de-minimis costs in the form of indexes. It seems to me that long/ short strategies can only get so large relative to the rest of the actively managed market before they begin to concentrate (versus dampen) risks and volatility, with the recent February 2016 episode a strong data point that the financial ecosystem is not balanced. This in turn raises a more basic question about the quality of pricing signals in some publicly traded markets, as they are increasingly being set by short-term performance-seeking managers, or passively through index flows. Markets have a way of resolving disequilibrium such as this. I suspect different risk and asset allocation paradigms may emerge in the more distant future.

In the more visible present, Cambiar Investors’ international and global equity strategies performed well while our domestic oriented strategies struggled a bit. We presently manage seven mutual funds among one cohesive investment team, with some degree of compartmentalization between the U.S. and International analysts in terms of specialization.

Cambiar International Equity Fund — This Fund has had success both in FY2016 and over the last 10 years in terms of track record, resulting in considerable growth in the asset base to over $2.5 billion in size. The Fund’s Investor Class declined by 5.45% in FY2016 as non-U.S. equities fared poorly in general, but bested its benchmark index, the MSCI EAFE Index, which lost 9.32% over the same period.

In the market environment discussed above, there can be a lot of “performance” that arises through selective avoidance of problem areas, and we were particularly adept in avoiding sharp drawdowns in the energy and materials spaces during the fiscal year, as well as in previous years. We tended to have modest allocations to these sectors and actually managed to eke out positive returns in a few of our positions. We determined that many overcapacity circumstances within energy were structural and unlikely to be resolved by anything other than a lot of time and capacity erosion. The market reaction to negative interest rates and very low nominal economic growth was sharpest in financials, where losses abounded, especially in investment banks and interest-sensitive insurers. The International Equity Fund was fortunately not over concentrated there but did experience losses in a few of our positions and the sector was ultimately a slight detractor for the period. Consumer Staples represented the largest detractor to relative performance. Despite strong stock selection, the portfolio was underweight this space relative to the EAFE and couldn’t keep pace as risk-off mentality benefited this more defensive sector. The Fund’s stock selection within technology and discretionary helped to more than offset performance drags from the aforementioned areas.

In FY2016 and over the last several years, the International Equity Fund has adopted a conservative stance in Emerging Market equities and toward EM economic performance, and we believe that this approach has enhanced results (through general avoidance). EM economies and financial markets rode tidal waves of decreasing reserve currency interest rates and relatively easy FX (dollar) earnings from the late 1990s through to the early 2010s. While global interest rates were exceptionally low in the past year, reserve currency generation has become much more difficult leading to funding stresses in varying degrees, which are not helpful for EM equities. We sense some isolated bottoms in early 2016 but are not altogether convinced that the aggregate picture can improve quickly in the major EMs.

Cambiar Global Equity Fund — The Cambiar Global Equity Fund slightly outperformed the MSCI ACWI Index decline of 5.66%, with the Fund’s Investor Class down 5.51% for the fiscal year. Strong stock selection was countered by sector and country allocations. Healthcare was the leading sector, as the portfolio’s biotech investments helped drive much of the outperformance. Another strength of the portfolio was its exposure to global brands in both the consumer discretionary and staples sectors, particularly in the athletic apparel and restaurant segments. Energy and financials, like in many of the other Cambiar products, were the leading detractors. The storyline remains the same as falling oil prices and persistent low interest rates have created headwinds for our various energy and financial names. We remain constructive on our current positioning as we judge the market’s collective pessimism to be excessive. In a similar fashion to the International Equity Fund, very limited asset allocations to EM equities was a positive factor given pronounced losses there.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

Cambiar Opportunity Fund — This Fund benchmarks itself against the S&P 500 Index, and owns a mix of mostly large cap U.S. stocks with some occasional mid-cap names. The Fund’s Investor Class lagged the S&P 500 Index, falling 2.61% versus a 1.21% index gain. The Fund may also be benchmarked against the Russell 1000 Value Index, as it does pursue a value-oriented approach to investing; this index declined by 0.4% in the fiscal year. [It’s worth noting that for calendar 2015, the Opportunity Fund did have a strong year in terms of relative performance.] Unlike the aforementioned International Equity Fund, selective avoidance has not been nearly as effective a means of generating relative performance, as the pace of larger U.S. equities has remained strong in general. The Fund generated strong performance from our positions in consumer staples and technology, with a handful of names reaching their price targets and subsequently liquidated. Fund performance was negatively impacted by the financials and energy sectors. Almost all financial businesses lost value in varying degrees in FY2016, with many generally occurring in early 2016 as the timing of additional interest rate increases in the U.S. became more questionable. The portfolio’s energy positions were the largest detractor to performance. With energy markets tipping into oversupply in 2014 and with OPEC / Saudi Arabia abandoning their traditional role as manager of prices and supply, the value of great exploration success is reduced, while the ability to finance production growth is also greatly curtailed. In our view, it is a bad combination and has made many if not most non-OPEC exploration companies difficult to invest in. While the energy sector represented a powerful example of an impossible industrial headwind to outrun, deficient capital spending in 2015-2017 by energy companies should eventually re-balance the energy market. For what it’s worth, we suspect that by this time in 2017 the world’s oil markets may be undersupplied with little swing production possible out of OPEC countries, as they are producing flat-out currently. As such, we may be more active in investing energy-related businesses than has been the case in the last 18 months with oil prices truly set by marginal costs instead of a cartel’s production management. Our sense is that markets will be loathe to reward exceptional production and exploration success given the experience of the last 24 months, looking more at a combination of capital returns and operational metrics. In the meantime, we remain underweight, exposed to what we feel are more conservatively capitalized companies.

Cambiar Unconstrained Equity Fund — This Fund’s Investor Class, formerly called the Cambiar Aggressive Value Fund, declined by 10.60% versus a 4.17% decline in its benchmark index, the MSCI World Index. The Fund employs a concentrated strategy and typically holds 15-25 positions in global equities of varying capitalization ranges. Although the Fund had a highly successful run in the 2013-15 time frame versus comparable funds and the index, the Unconstrained Equity Fund was hit by some of the same general issues as our other investment strategies in the last 12 months. Energy positions sank badly in the latter part of 2015, and financial positions performed poorly in early 2016 alongside a handful of weak stocks in the semiconductor and communications fields. The Fund’s lack of exposure to the traditionally defensive sectors was also a drag on performance.

As a concentrated strategy, performance can turn dramatically on the basis of a handful of positions. The poor market conditions in early 2016 did give rise to some attractive entry points in both the U.S. and abroad, leading to some new positions in autos and related components, financials and industrials. Given the Fund’s concentration and long-term performance orientation, investors are encouraged to look at 3-5 year expected holding periods for this strategy.

Smaller Cap Domestic Strategies (Cambiar Small Cap Fund and Cambiar SMID Fund) — The performance of these strategies was disappointing relative to their benchmarks in the context of a rolling bear market in smaller cap stocks over the last 12-24 months that followed an exceptional bull run in the 2009-2014 time period. Though the longer-term track record of the Small and SMID strategies has demonstrated consistent and at times considerable efficacy, recent performance has not. These strategies underperformed for a variety of reasons including poor attachment points for new purchases and underestimation of the magnitude of competitive challenges looming or the extent of cyclical over-performance. Factors such as these can lead to instances in which valuation and valuation potential are misplaced and earnings and cash flow potential will deviate negatively from projections. While miscalculations of this sort can and do occur from time-to-time, the frequency and magnitude of them was not acceptable in FY2016. As a result, the Cambiar investment team is redoubling its efforts by conducting more intense internal discussions on key industrial and company specific fundamentals. While dissatisfied and incrementally more introspective as a team, we are confident in the integrity of the discipline over the long-term and the seriousness and sobriety with which we invest client capital.

Some relative portfolio underperformance can be attributed to lower allocations to the staples, utilities, and REIT sectors, which performed relatively well compared to other sectors during FY2016. In our view, these sectors were not cheap to begin with, but have remained popular due to low global interest rates and perceived safety. The collective sparing amount of capital committed to these areas by our Funds may have impacted performance, but is explainable, as there are few if any historical contexts in which rich multiples in low-growth sectors endure indefinitely.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

With that as a backdrop, it’s important to remember that there is always a degree of looseness to smaller cap stocks, whose price movements do not track business fundamentals as strictly as some other equity classes. These names may not consistently have the market liquidity of larger companies and tend to react more erratically to news and information, as well as the fact that they are not always as well followed by investment professionals. In many cases, the scope and durability of the business franchise of smaller cap companies can be more difficult to estimate, leading to wider ranges of potential business values in both good and bad times. With lots of performance based and passive flows trampling through the less liquid ether of smaller cap stocks, the amplitude of swings can be larger. But the basic investment formula is the same, as it is these same characteristics that create the opportunity set in the first place on a stock-by-stock basis: 1) find a good business that you think has defensible franchise value and either generates excess capital, or has growth potential, or both, 2) identify a buyable price range for attachment that appears to give limited credit to these positive business attributes, and 3) similarly identify a price level where, based on current realities, the stock would fully reflect the positives and not give much weight to potential negatives as a sell target. And then try to be patient. Stay away from highly leveraged situations, aggressive merger and acquisitions (M&A), businesses caught in adverse competitive situations that they cannot realistically overcome, and businesses that are overtly promotional. In an impatient world overstuffed with savings that yearns for any positive return, that ought to be more than enough. While these basic guidelines should not be complicated to adhere to, a sustained bull market in small cap equities from 2009-14, considerable M&A in the space, and the copious use of debt has created additional challenges in identifying quality companies in the value space.

Cambiar Small Cap Fund — This Fund’s Investor Class posted an FY2016 return of -12.51% which underperformed its benchmark Russell 2000® Index by 657 bps, as weak stock selection within the energy and technology sectors more than offset performance within telecom services and utilities. Within energy, the rapid decline in North American crude production significantly impacted the Fund’s exploration and production (E&P) and oil services names. Technology was another detractor to performance for the Fund. After a challenging start to the fiscal year, the Fund’s technology positions rebounded quite well in the last quarter. Unfortunately, the recent rebound could not make up for the deficit created from the previous three quarters. We remain cautiously optimistic that the recent rally will carry through into the summer. With strong balance sheets, attractive valuations and growing end markets, we believe that Cambiar tech positions may offer an attractive risk/reward relative to other segments of the market. Telecom services and utilities were the leading contributors for the year as market uncertainty, particularly in early 2016, had investors favoring more defensive businesses.

Cambiar SMID Fund — Cambiar’s SMID Fund Investor Class experienced a challenging FY2016 finishing down 10.27%, exceeding the 4.27% decline of the benchmark Russell 2500® Index. While a variety of factors conspired to drive the disappointing fiscal year performance, most of it can be attributed to a failure to avoid some of the sectors or factors most shunned by investors over the period, specifically basic materials and industrials. Concurrently, being underrepresented in the more stable sectors that offered more reliable sources of yield in a presently low rate world such as utilities, REITs and consumer staple companies added to the performance drag. At the heart of the stock selection decisions driving the mis-alignment with broader investor interests was an orientation toward valuation sensitivity, where we believed the stocks in the portfolio were adequately discounted to reflect the known risks, while the more stable sectors were too richly valued to justify a relative value investment. That said, we acknowledge that amidst a richly valued and extended small / mid-cap universe in late 2014 and early 2015, we held onto some successful holdings a bit too long.

The SMID portfolio also included a number of strong performers from a variety of sectors, though not enough to offset the more challenged holdings. The better holdings were led by our weightings in healthcare and energy, both benefiting from positive stock selection. Though we are disappointed with our performance in FY2016, we remain confident in our relative value investment discipline and in our analyst team that has produced attractive medium to long-term results across the market cap spectrum in US equities through our SMID, small and large cap products. As an active manager, we believe that Cambiar Investors is well positioned to take advantage of the significant stock level dislocation over the last 12 months and allocate SMID Fund capital towards areas of better relative opportunity, potentially planting the seeds for future alpha generation.

International Small Cap Fund — Launched in late 2014, the strategy is Cambiar’s newest addition to Fund family. For the fiscal year, the Fund’s Institutional Class declined by 3.91% versus a 0.94% gain in the MSCI EAFE Small Cap Index, its benchmark index. From a sector perspective, performance within the healthcare sector was the largest drag on relative performance, due in large part to a single U.K. based holding that sold off sharply over the 4th quarter of 2015. Stock selection within the consumer discretionary and financial sectors also led to losses that were too large to overcome with a handful of winners, mainly found in the technology and telecom sectors.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

We are obviously disappointed with how the Fund has started out of the gate, but are confident that our longstanding relative value process will be successful in an asset class that is, not surprisingly, a good deal smaller in size and scope than the U.S. small cap equity market. While early, we believe that our selectivity and depth of research is bearing fruit in 2016.

Hedging and hedging instruments — Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, primarily because we understand that these instruments represent “known costs for unknown benefits”, which we deploy only in limited instances. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver certain goods at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios on the other hand are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for any investor in the fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or inconsistent in their availability. For emerging market positions of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

Derivatives — The only Cambiar mutual fund that has held any derivatives since early 2012 is the Unconstrained Equity Fund. Cambiar employs the use of longer maturity call options and total return swaps in the Cambiar Unconstrained Equity Fund. In our view, these instruments, among other impacts, permit a smoother management of some Fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management of after-tax portfolio returns. By their nature, derivatives embed a degree of leverage, and can either amplify or reduce overall portfolio performance accordingly. As we have used these instruments for multiple purposes per the above, it would be difficult to fully disaggregate their impact on Fund performance to the basis point. On balance, we would estimate that the Unconstrained Equity Fund’s performance was weakened by about one to two percentage points owing to derivative use in the last 12 months.

Final Comments — Financial markets and monetary systems have changed a great deal since the 2008 Global Financial Crisis. It is reasonably clear that global growth (especially in the developed world) is slow and poised to stay this way, with demographics and technology representing leading obstacles to higher nominal growth. It is less clear what the changes in market structure, regulations, and unconventional monetary policy have wrought. We would argue that conventional financial wisdoms appear less applicable given these changes, and that there are clear limits to financial “de-risking” through complex artifices.

With that said, Cambiar’s in-house playbook is to remain patient, and try to not overthink a generally overanalyzed financial system. As a follow-up to our value investing discussion in last year’s letter, a key internal goal at Cambiar is to sustain a value temperament to our stocks — don’t chase on the upside, don’t over-react to negative news flow on the downside, and try to stick with more transparent operating businesses versus opaque financial engineering. If the financial weather does not change much between now and a year from now, that ought to be the correct path.

Thanks for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

The unusually favorable conditions that may lead to higher returns may not continue to exist and there can be no assurance that extraordinary performance will be repeated in the future.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

Definition of Comparative Indices

Morgan Stanley MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI EAFE (Europe, Australia, Far East) Small Cap Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. Benchmark returns are net of withholding taxes. The MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI EAFE Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500® Index is a market capitalization-weighted index that measures the performance of the small to mid-cap segment of the U.S. equity universe commonly referred to as “smid” cap, which are the 2,500 smallest companies in the Russell 3000 Index.

Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
OPPORTUNITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2016
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-2.61%	8.48%	5.42%	4.45%	8.02%
Institutional Class Shares	-2.38%	8.75%	5.67%	4.71%	5.49%
S&P 500 Index	1.21%	11.26%	11.02%	6.91%	5.37%

(1)	Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return is as of June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2016
	1-Year Return	3-Year Return	Annualized Inception to Date
Investor Class Shares	-10.27%	8.31%	6.75%
Institutional Class Shares	-10.27%	N/A	-3.97%
Russell 2500® Index	-4.27%	8.57%	8.69%

(1)	Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500 Index annualized inception to date return is as of May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2016
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-12.51%	4.42%	4.03%	5.65%	9.02%
Institutional Class Shares	-12.30%	4.69%	4.29%	N/A	13.31%
Russell 2000® Index	-5.94%	7.53%	6.98%	5.42%	7.84%

(1)

Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return is as of August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2016
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-5.45%	4.55%	3.37%	3.30%	7.76%
Institutional Class Shares	-5.30%	4.74%	N/A	N/A	7.51%
Morgan Stanley MSCI EAFE Index	-9.32%	1.47%	1.69%	1.61%	4.16%

(1)	Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The Morgan Stanley MSCI EAFE Index annualized inception to date return is as of September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2016
	1-Year Return	Annualized Inception to Date
Institutional Class Shares	-3.91%	1.35%
MSCI EAFE Small Cap Index	0.94%	7.81%

(1)	Commenced operations on November 18, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2016
	1-Year Return	3-Year Return	Annualized Inception to Date
Investor Class Shares	-5.51%	6.33%	10.33%
MSCI All Country World Index	-5.66%	5.06%	9.15%

(1)	Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR UNCONSTRAINED
EQUITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2016
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	-10.60%	12.03%	2.41%	8.03%
MSCI World Index	-4.17%	6.28%	5.96%	2.93%

(1)	Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2016

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.3%
	Shares	Value

AIR FREIGHT & LOGISTICS — 3.0%
United Parcel Service, Cl B	167,000	$17,546,690

AUTOMOBILES — 2.0%
Ford Motor	850,000	11,526,000

BANKS — 9.7%
BB&T	500,000	17,690,000
Citigroup	275,000	12,727,000
Citizens Financial Group	550,000	12,567,500
Regions Financial	1,425,000	13,366,500

		56,351,000

BEVERAGES — 3.0%
Coca-Cola	390,000	17,472,000

BIOTECHNOLOGY — 3.1%
Biogen*	65,000	17,874,350

COMMUNICATIONS EQUIPMENT — 2.9%
QUALCOMM	335,000	16,924,200

CONSUMER FINANCE — 8.5%
American Express	185,000	12,104,550
Capital One Financial	250,000	18,097,500
Synchrony Financial*	625,000	19,106,250

		49,308,300

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
Verizon Communications	216,000	11,003,040

FOOD & STAPLES RETAILING — 3.2%
CVS Health	185,000	18,592,500

HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
Abbott Laboratories	300,000	11,670,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2016

COMMON STOCK — continued
	Shares	Value

HEALTH CARE PROVIDER & SERVICES — 7.2%
Aetna	105,000	$11,788,350
McKesson	107,000	17,956,740
Universal Health Services, Cl B	90,000	12,031,200

		41,776,290

HOTELS, RESTAURANTS & LEISURE — 3.1%
MGM Resorts International*	845,000	17,998,500

INSURANCE — 5.1%
MetLife	400,000	18,040,000
Willis Towers Watson	90,000	11,241,000

		29,281,000

INTERNET SOFTWARE & SERVICES — 5.5%
Alphabet, Cl A*	20,000	14,157,600
eBay*	725,000	17,711,750

		31,869,350

IT SERVICES — 2.0%
Amdocs	200,000	11,308,000

LIFE SCIENCES TOOLS & SERVICES — 2.5%
Agilent Technologies	350,000	14,322,000

MULTI-LINE RETAIL — 1.8%
Nordstrom	200,000	10,226,000

OIL, GAS & CONSUMABLE FUELS — 8.7%
EOG Resources	215,000	17,763,300
Occidental Petroleum	172,000	13,183,800
Royal Dutch Shell ADR, Cl A	365,000	19,304,850

		50,251,950

PHARMACEUTICALS — 2.8%
AstraZeneca ADR	550,000	15,928,000

PROFESSIONAL SERVICES — 2.0%
ManpowerGroup	150,000	11,554,500

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Host Hotels & Resorts	775,000	12,260,500

ROAD & RAIL — 2.6%
Norfolk Southern	166,000	14,958,260

SOFTWARE — 5.5%
Oracle	500,000	19,930,000
Symantec	700,000	11,651,500

		31,581,500

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 2.1%
HP	965,000	11,840,550

TOTAL COMMON STOCK (Cost $476,693,205)		533,424,480

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2016

SHORT-TERM INVESTMENT (A) — 7.2%
	Shares	Value

SEI Daily Income Trust Government Fund, Cl A, 0.130% (Cost $41,741,335)	41,741,335	$41,741,335

TOTAL INVESTMENTS — 99.5% (Cost $518,434,540)		$575,165,815

Percentages are based on Net Assets of $578,257,577.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2016.

ADR — American Depositary Receipt

Cl — Class

As of April 30, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2016, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2016

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.8%
	Shares	Value

AIR FREIGHT & LOGISTICS — 2.5%
Expeditors International of Washington	20,010	$992,696

AUTOMOBILES — 2.8%
Harley-Davidson	23,000	1,100,090

BANKS — 13.3%
BankUnited	28,580	986,010
East West Bancorp	29,600	1,109,704
PacWest Bancorp	27,320	1,092,254
Umpqua Holdings	64,870	1,026,892
Zions Bancorporation	35,940	989,069

		5,203,929

CHEMICALS — 2.5%
Scotts Miracle-Gro, Cl A	14,060	995,167

CONTAINERS & PACKAGING — 2.7%
Packaging Corp of America	16,340	1,060,139

DISTRIBUTORS — 3.1%
LKQ*	37,620	1,205,721

ELECTRONIC EQUIPMENT — 2.9%
VeriFone Systems*	40,460	1,151,492

FOOD & STAPLES RETAILING — 2.3%
Whole Foods Market	31,260	909,041

HEALTH CARE EQUIPMENT & SUPPLIES — 2.3%
ResMed	15,980	891,684

HOUSEHOLD DURABLES — 2.6%
Harman International Industries	13,160	1,010,162

INSURANCE — 7.9%
Endurance Specialty Holdings	16,110	1,030,718
Reinsurance Group of America, Cl A	11,630	1,107,408

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2016

COMMON STOCK — continued
	Shares	Value

INSURANCE — continued
XL Group, Cl A	29,830	$976,336

		3,114,462

INTERNET SOFTWARE & SERVICES — 2.6%
IAC	22,280	1,032,455

IT SERVICES — 8.1%
Amdocs	19,970	1,129,104
Booz Allen Hamilton Holding, Cl A	34,660	955,576
MAXIMUS	20,510	1,084,979

		3,169,659

LIFE SCIENCES TOOLS & SERVICES — 2.6%
PerkinElmer	19,780	997,308

MACHINERY — 2.8%
Wabtec	13,290	1,102,140

MEDIA — 2.8%
News, Cl A	87,760	1,089,979

OIL, GAS & CONSUMABLE FUELS — 2.7%
Cimarex Energy	9,670	1,052,870

PROFESSIONAL SERVICES — 8.0%
Dun & Bradstreet	10,470	1,155,992
ManpowerGroup	12,830	988,295
Robert Half International	25,800	988,398

		3,132,685

REAL ESTATE INVESTMENT TRUSTS — 5.4%
Colony Starwood Homes	43,490	1,059,851
MGM Growth Properties, Cl A*	47,720	1,053,180

		2,113,031

SEMI-CONDUCTORS & INSTRUMENTS — 9.9%
First Solar*	14,690	820,290
Maxim Integrated Products	28,860	1,030,879
Microsemi*	29,380	992,750
Synaptics*	14,590	1,043,914

		3,887,833

SOFTWARE — 5.5%
PTC*	29,260	1,066,820
Synopsys*	22,950	1,090,584

		2,157,404

THRIFTS & MORTGAGE FINANCE — 2.5%
New York Community Bancorp	64,080	963,122

TOTAL COMMON STOCK (Cost $37,052,414)		38,333,069

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2016

SHORT-TERM INVESTMENT (A) — 3.3%
	Shares	Value

SEI Daily Income Trust Government Fund, Cl A, 0.130% (Cost $1,311,020)	1,311,020	$1,311,020

TOTAL INVESTMENTS — 101.1% (Cost $38,363,434)		$39,644,089

Percentages are based on Net Assets of $39,216,531.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2016.

Cl — Class

As of April 30, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2016, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2016

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.5%
	Shares	Value

BANKS — 9.0%
BBCN Bancorp	1,042,000	$16,276,040
TCF Financial	1,334,000	18,195,760
Umpqua Holdings	1,194,000	18,901,020
Wintrust Financial	334,000	17,374,680

		70,747,500

BUILDING PRODUCTS — 1.6%
BMC Stock Holdings*	739,955	12,986,210

CHEMICALS — 3.3%
Cabot	350,000	17,076,500
Calgon Carbon	532,620	8,729,642

		25,806,142

COMMERCIAL SERVICES & SUPPLIES — 2.3%
Brink’s	529,000	17,901,360

CONSUMER FINANCE — 2.0%
Air Lease, Cl A	515,000	15,697,200

DISTRIBUTORS — 2.0%
Beacon Roofing Supply*	363,000	15,510,990

DIVERSIFIED CONSUMER SERVICES — 1.9%
Sotheby’s	563,000	15,336,120

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
Cogent Communications Holdings	410,000	15,867,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2016

COMMON STOCK — continued
	Shares	Value

ELECTRICAL EQUIPMENT — 6.5%
EnerSys	318,000	$18,561,660
Generac Holdings*	446,000	17,001,520
Regal-Beloit	241,000	15,525,220

		51,088,400

ELECTRONIC EQUIPMENT — 2.2%
VeriFone Systems*	617,000	17,559,820

FOOD PRODUCTS — 2.1%
United Natural Foods*	460,000	16,408,200

HEALTH CARE EQUIPMENT & SUPPLIES — 1.7%
Haemonetics*	232,073	7,526,127
Halyard Health*	200,215	5,638,054

		13,164,181

HEALTH CARE PROVIDER & SERVICES — 2.4%
Magellan Health*	267,000	18,812,820

HEALTH CARE TECHNOLOGY — 1.9%
Quality Systems	1,050,000	14,784,000

HOTELS, RESTAURANTS & LEISURE — 2.1%
Brinker International	358,000	16,582,560

HOUSEHOLD DURABLES — 1.9%
TiVo*	1,534,000	15,309,320

HOUSEHOLD PRODUCTS — 2.2%
Energizer Holdings	400,000	17,396,000

INSURANCE — 4.1%
ProAssurance	335,000	15,989,550
Third Point Reinsurance*	1,429,574	16,268,552

		32,258,102

IT SERVICES — 4.9%
Cardtronics*	504,000	19,867,680
Science Applications International	354,000	18,793,860

		38,661,540

MARINE — 1.1%
Kirby*	138,585	8,844,495

MEDIA — 2.1%
Cable One	37,000	16,981,520

OIL, GAS & CONSUMABLE FUELS — 2.2%
RSP Permian*	561,000	17,172,210

PAPER & FOREST PRODUCTS — 2.3%
Schweitzer-Mauduit International	520,000	17,882,800

PROFESSIONAL SERVICES — 2.0%
CEB	256,000	15,792,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2016

COMMON STOCK — continued
	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 4.1%
Colony Starwood Homes	719,000	$17,522,030
DiamondRock Hospitality	1,662,000	14,808,420

		32,330,450

SEMI-CONDUCTORS & INSTRUMENTS — 8.3%
Lattice Semiconductor*	2,637,000	14,688,090
Microsemi*	536,000	18,111,440
Rambus*	1,352,000	15,710,240
Synaptics*	235,000	16,814,250

		65,324,020

SOFTWARE — 2.2%
AVG Technologies*	860,000	17,028,000

SPECIALTY RETAIL — 10.4%
CST Brands	424,000	16,014,480
DSW, Cl A	612,000	15,036,840
Genesco*	226,000	15,634,680
Group 1 Automotive	273,000	17,974,320
Penske Automotive Group	433,000	16,943,290

		81,603,610

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 2.1%
Diebold	619,000	16,261,130

TRADING COMPANIES & DISTRIBUTORS — 2.4%
Aircastle	874,000	18,965,800

WIRELESS TELECOMMUNICATION SERVICES — 2.2%
Telephone & Data Systems	580,000	17,150,600

TOTAL COMMON STOCK (Cost $717,139,452)		767,214,740

SHORT-TERM INVESTMENT (A) — 2.0%
SEI Daily Income Trust Government Fund, Cl A, 0.130% (Cost $15,968,248)	15,968,248	15,968,248

TOTAL INVESTMENTS — 99.5% (Cost $733,107,700)		$783,182,988

Percentages are based on Net Assets of $786,949,732.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2016.

Cl — Class

As of April 30, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2016, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2016

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.7%
	Shares	Value
BRAZIL — 1.4%
Embraer ADR	1,488,000	$34,372,800

CHINA — 2.1%
China Mobile ADR	908,000	52,228,160

DENMARK — 2.2%
Carlsberg, Cl B	562,000	54,744,472

FRANCE — 11.8%
Atos	607,000	54,011,946
Orange	2,910,000	48,261,139
Societe Generale	1,064,000	41,738,632
Total ADR	1,007,000	51,105,250
Unibail-Rodamco REIT	186,100	49,876,761
Vivendi	2,500,000	47,989,921

		292,983,649

GERMANY — 10.4%
adidas	493,000	63,580,117
Deutsche Post	1,689,000	49,600,229
E.ON	4,734,000	48,847,333
Fresenius Medical Care & KGaA	552,000	47,891,421
Infineon Technologies	3,394,000	48,299,679

		258,218,779

HONG KONG — 1.8%
CK Hutchison Holdings	3,633,000	43,555,535

ITALY — 2.0%
Intesa Sanpaolo	18,007,000	49,910,594

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2016

COMMON STOCK — continued
	Shares	Value
JAPAN — 16.4%
LIXIL Group	2,375,000	$50,548,672
Mazda Motor	3,390,000	54,156,585
Mitsubishi Estate	2,194,000	42,978,276
Murata Manufacturing	377,100	49,315,241
Otsuka Holdings	1,421,000	56,412,825
Secom	598,000	46,653,303
Seiko Epson	3,091,000	52,602,690
Suntory Beverage & Food	1,198,000	52,372,877

		405,040,469

NETHERLANDS — 15.6%
Aegon	7,728,000	44,362,314
AerCap Holdings*	1,337,000	53,493,370
Gemalto	808,000	52,564,884
Koninklijke DSM	907,000	55,639,583
Koninklijke KPN	12,947,000	50,936,828
Koninklijke Philips	1,843,000	50,660,864
Royal Dutch Shell ADR, Cl A	1,488,000	78,700,320

		386,358,163

SPAIN — 1.8%
Banco Bilbao Vizcaya Argentaria ADR	6,636,000	45,722,040

SWEDEN — 1.7%
Telefonaktiebolaget LM Ericsson ADR	5,304,000	42,909,360

SWITZERLAND — 8.4%
Julius Baer Group	1,028,000	43,983,599
Novartis ADR	662,000	50,292,140
Roche Holding	276,000	69,827,856
Syngenta	111,000	44,469,484

		208,573,079

UNITED KINGDOM — 20.1%
AstraZeneca	1,100,000	63,295,441
HSBC Holdings ADR	1,387,000	46,228,710
Markit*	1,458,000	50,869,620
National Grid	5,046,000	72,056,147
Sky	3,570,000	49,080,702
Smith & Nephew ADR	1,349,000	46,311,170
Vodafone Group ADR	2,233,000	73,108,420
William Hill	10,161,000	46,544,953
WPP	2,094,000	48,957,342

		496,452,505

TOTAL COMMON STOCK (Cost $2,299,372,063)		2,371,069,605

SHORT-TERM INVESTMENT (A) — 4.4%
SEI Daily Income Trust Government Fund, Cl A, 0.130% (Cost $108,094,866)	108,094,866	108,094,866

TOTAL INVESTMENTS — 100.1% (Cost $2,407,466,929)		$2,479,164,471

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2016

Percentages are based on Net Assets of $2,476,471,908.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2016.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Brazil	$34,372,800	$—	$—	$34,372,800
China	52,228,160	—	—	52,228,160
Denmark	54,744,472	—	—	54,744,472
France	292,983,649	—	—	292,983,649
Germany	258,218,779	—	—	258,218,779
Hong Kong	43,555,535	—	—	43,555,535
Italy	49,910,594	—	—	49,910,594
Japan	—	405,040,469	—	405,040,469
Netherlands	386,358,163	—	—	386,358,163
Spain	45,722,040	—	—	45,722,040
Sweden	42,909,360	—	—	42,909,360
Switzerland	208,573,079	—	—	208,573,079
United Kingdom	496,452,505	—	—	496,452,505

Total Common Stock	1,966,029,136	405,040,469	—	2,371,069,605

Short-Term Investment	108,094,866	—	—	108,094,866

Total Investments in Securities	$2,074,124,002	$405,040,469	$—	$2,479,164,471

†	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended April 30, 2016, there were transfers between Level 1 and Level 2 investments in securities due to the Fund utilizing international fair value pricing. For the year ended April 30, 2016, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
APRIL 30, 2016

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.0%
	Shares	Value
ARGENTINA — 2.2%
Adecoagro*	2,835	$30,221

AUSTRIA — 4.7%
Schoeller-Bleckmann Oilfield Equipment	490	33,050
Telekom Austria	4,880	30,641

		63,691

CHINA — 1.8%
Greatview Aseptic Packaging	48,000	24,380

FRANCE — 13.6%
Eurazeo	486	34,233
ICADE	340	26,772
Ipsen	522	31,597
Naturex*	342	28,830
Remy Cointreau	405	33,621
Saft Groupe	975	30,308

		185,361

GERMANY — 7.6%
GFK	987	38,436
HUGO BOSS	485	30,935
Jenoptik	2,210	34,564

		103,935

IRELAND — 1.9%
ICON*	380	25,680

ITALY — 4.1%
Azimut Holding	1,125	28,321
Piaggio	12,800	28,339

		56,660

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
APRIL 30, 2016

COMMON STOCK — continued
	Shares	Value
JAPAN — 33.9%
Bic Camera	3,600	$35,139
Chiyoda	4,000	31,211
Citizen Holdings	5,200	29,941
CyberAgent	680	32,656
DeNA	1,800	30,387
Disco	300	25,638
FamilyMart	625	33,510
GS Yuasa	8,000	32,732
Horiba	700	26,321
Kenedix Office Investment REIT	5	29,216
Sapporo Holdings	7,000	37,708
Sumitomo Osaka Cement	8,000	34,424
T Hasegawa	1,900	30,862
Trend Micro ADR	705	26,691
Ube Industries	14,000	27,166

		463,602

LUXEMBOURG — 2.4%
L’Occitane International	16,750	32,303

NETHERLANDS — 2.2%
Wereldhave	585	30,145

SPAIN — 1.8%
Distribuidora Internacional de Alimentacion	4,305	23,894

SWEDEN — 2.0%
Com Hem Holding	3,031	26,900

TAIWAN — 1.9%
Chicony Electronics	11,000	26,432

UNITED KINGDOM — 17.9%
Britvic	2,845	29,340
BTG*	3,055	26,494
Daily Mail & General Trust	3,116	31,861
Henderson Group	6,460	24,188
ICAP	3,169	21,749
LivaNova*	550	29,001
Spire Healthcare Group (A)	4,950	23,755
SThree	6,405	31,901
Tate & Lyle	3,125	26,918

		245,207

TOTAL COMMON STOCK (Cost $1,256,370)		1,338,411

SHORT-TERM INVESTMENT (B) — 2.2%
SEI Daily Income Trust Government Fund, Cl A, 0.130% (Cost $30,577)	30,577	30,577

TOTAL INVESTMENTS — 100.2% (Cost $1,286,947)		$1,368,988

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
APRIL 30, 2016

Percentages are based on Net Assets of $1,366,449.

*  Non-income producing security.

(A)  Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)  The rate reported is the 7-day effective yield as of April 30, 2016.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Argentina	$30,221	$—	$—	$30,221
Austria	63,691	—	—	63,691
China	24,380	—	—	24,380
France	185,361	—	—	185,361
Germany	103,935	—	—	103,935
Ireland	25,680	—	—	25,680
Italy	56,660	—	—	56,660
Japan	26,691	436,911	—	463,602
Luxembourg	32,303	—	—	32,303
Netherlands	30,145	—	—	30,145
Spain	23,894	—	—	23,894
Sweden	26,900	—	—	26,900
Taiwan	26,432	—	—	26,432
United Kingdom	245,207	—	—	245,207

Total Common Stock	901,500	436,911	—	1,338,411

Short-Term Investment	30,577	—	—	30,577

Total Investments in Securities	$932,077	$436,911	$—	$1,368,988

†	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2016, there were transfers between Level 1 and Level 2 investments in securities due to the Fund utilizing international fair value pricing. For the year ended April 30, 2016, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
APRIL 30, 2016

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.8%
	Shares	Value
AIR FREIGHT & LOGISTICS — 3.8%
Deutsche Post ADR	5,879	$173,078
United Parcel Service, Cl B	1,585	166,536

		339,614

AUTOMOBILES — 3.9%
Ford Motor	12,285	166,584
Mazda Motor ADR	23,355	183,337

		349,921

BANKS — 9.3%
Banco Bilbao Vizcaya Argentaria ADR	19,953	137,476
Citigroup	3,800	175,864
Citizens Financial Group	8,215	187,713
HSBC Holdings ADR	5,135	171,150
Regions Financial	17,620	165,275

		837,478

BEVERAGES — 6.3%
Carlsberg ADR, Cl B	9,940	193,035
Coca-Cola	4,000	179,200
Suntory Beverage & Food ADR	8,960	193,626

		565,861

BIOTECHNOLOGY — 1.9%
Biogen*	615	169,119

CAPITAL MARKETS — 1.9%
Julius Baer Group Ltd. ADR	19,703	167,870

CHEMICALS — 2.4%
Koninklijke DSM ADR	13,925	213,749

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
APRIL 30, 2016

COMMON STOCK — continued
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 2.0%
Secom ADR	9,047	$178,517

COMMUNICATIONS EQUIPMENT — 3.2%
QUALCOMM	2,540	128,321
Telefonaktiebolaget LM Ericsson ADR	19,695	159,332

		287,653

CONSUMER FINANCE — 5.7%
AerCap Holdings*	4,926	197,089
Capital One Financial	1,848	133,777
Synchrony Financial*	5,980	182,808

		513,674

FOOD & STAPLES RETAILING — 3.7%
CVS Health	1,620	162,810
Whole Foods Market	5,834	169,653

		332,463

HEALTH CARE EQUIPMENT & SUPPLIES — 2.1%
Smith & Nephew ADR	5,384	184,833

HEALTH CARE PROVIDER & SERVICES — 6.0%
Fresenius Medical Care & KGaA ADR	3,865	168,630
McKesson	1,028	172,519
Universal Health Services, Cl B	1,475	197,178

		538,327

HOTELS, RESTAURANTS & LEISURE — 2.0%
MGM Resorts International*	8,215	174,980

INDUSTRIAL CONGLOMERATES — 2.2%
Koninklijke Philips	7,150	196,697

INSURANCE — 1.8%
Aegon	28,762	165,669

INTERNET SOFTWARE & SERVICES — 3.9%
Alphabet, Cl A*	245	173,431
eBay*	7,035	171,865

		345,296

LIFE SCIENCES TOOLS & SERVICES — 2.1%
Agilent Technologies	4,699	192,283

MEDIA — 7.9%
Markit*	5,475	191,023
Sky ADR	3,096	169,970
Vivendi ADR	8,779	168,820
WPP ADR	1,520	178,068

		707,881

MULTI-UTILITIES — 1.9%
National Grid ADR	2,331	167,855

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
APRIL 30, 2016

COMMON STOCK — continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 6.0%
EOG Resources	2,074	$171,354
Occidental Petroleum	2,342	179,514
Royal Dutch Shell ADR, Cl A	3,524	186,384

		537,252

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Unibail-Rodamco ADR	6,496	174,742

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.7%
Mitsubishi Estate ADR	7,990	152,290

SOFTWARE — 5.9%
Gemalto ADR	5,343	174,983
Oracle	4,775	190,331
Synopsys*	3,478	165,275

		530,589

TEXTILES, APPAREL & LUXURY GOODS — 2.4%
Adidas ADR	3,376	217,448

WIRELESS TELECOMMUNICATION SERVICES — 3.8%
China Mobile ADR	2,860	164,507
Vodafone Group ADR	5,448	178,367

		342,874

TOTAL COMMON STOCK (Cost $8,152,739)		8,584,935

SHORT-TERM INVESTMENT (A) — 2.3%
SEI Daily Income Trust Government Fund, Cl A, 0.130% (Cost $209,578)	209,578	209,578

TOTAL INVESTMENTS — 98.1% (Cost $8,362,317)		$8,794,513

Percentages are based on Net Assets of $8,963,813.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2016.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of April 30, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2016, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR UNCONSTRAINED
EQUITY FUND
APRIL 30, 2016

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.0%
	Shares	Value
AUTOMOBILES — 3.7%
Mazda Motor	300,000	$4,891,350

BANKS — 3.5%
Citizens Financial Group	200,000	4,570,000

BIOTECHNOLOGY — 4.6%
Biogen*	22,000	6,049,780

COMMUNICATIONS EQUIPMENT — 6.7%
QUALCOMM	120,000	6,062,400
Telefonaktiebolaget LM Ericsson ADR	329,640	2,666,788

		8,729,188

CONSUMER FINANCE — 13.6%
AerCap Holdings*	185,000	7,401,850
Capital One Financial	60,000	4,343,400
Synchrony Financial*	200,000	6,114,000

		17,859,250

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
Telekom Austria	675,000	4,238,174

ELECTRONIC EQUIPMENT — 7.1%
VeriFone Systems*	325,000	9,249,500

HEALTH CARE TECHNOLOGY — 2.2%
Quality Systems	200,000	2,816,000

HOTELS, RESTAURANTS & LEISURE — 5.6%
MGM Resorts International*	175,000	3,727,500
William Hill	800,000	3,664,596

		7,392,096

HOUSEHOLD DURABLES — 2.9%
Harman International Industries	50,000	3,838,000

INTERNET SOFTWARE & SERVICES — 5.6%
eBay*	300,000	7,329,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR UNCONSTRAINED
EQUITY FUND
APRIL 30, 2016

COMMON STOCK — continued
	Shares/ Number of Warrants/ Contracts	Value
MEDIA — 2.4%
Sky	225,000	$3,093,322

OIL, GAS & CONSUMABLE FUELS — 3.6%
Royal Dutch Shell ADR, Cl A	90,000	4,760,100

PHARMACEUTICALS — 4.4%
AstraZeneca ADR	200,000	5,792,000

REAL ESTATE INVESTMENT TRUSTS — 3.4%
MGM Growth Properties, Cl A*	200,000	4,414,000

SEMI-CONDUCTORS & INSTRUMENTS — 10.6%
Lattice Semiconductor*	700,000	3,899,000
Synaptics*	140,000	10,017,000

		13,916,000

SOFTWARE — 7.0%
AVG Technologies*	200,000	3,960,000
Gemalto	80,000	5,204,444

		9,164,444

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 4.0%
Diebold	200,000	5,254,000

TEXTILES, APPAREL & LUXURY GOODS — 3.9%
adidas	40,000	5,158,630

TOTAL COMMON STOCK (Cost $126,474,516)		128,514,834

WARRANT — 0.9%
Capital One Financial, Expires 11/14/2018* (Cost $1,082,322)	40,000	1,242,000

SHORT-TERM INVESTMENT (A) — 0.5%
SEI Daily Income Trust Government Fund, Cl A, 0.130% (Cost $626,110)	626,110	626,110

TOTAL INVESTMENTS — 99.4% (Cost $128,182,948)		$130,382,944

PURCHASED EQUITY OPTIONS †* (B) — 4.0%
BIOTECHNOLOGY — 1.3%
Biogen Call, Expires: 01/20/2017, Strike Price: $200.00	200	1,680,000

COMMUNICATIONS EQUIPMENT — 0.9%
QUALCOMM Call, Expires: 01/19/2018, Strike Price: $40.00	1,000	1,238,000

MEDIA — 1.3%
Sky Call, Expires: 06/17/2016, Strike Price: $5.60 OTC	300	1,663,307

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR UNCONSTRAINED
EQUITY FUND
APRIL 30, 2016

PURCHASED EQUITY OPTIONS †* (B) — continued
	Contracts	Value
PHARMACEUTICALS — 0.5%
AstraZeneca Call, Expires: 01/20/2017, Strike Price: $25.00	1,500	$660,000

TOTAL PURCHASED EQUITY OPTIONS (Cost $5,979,001)		$5,241,307

†	For the year ended April 30, 2016, the total amount of all open purchased equity options, as presented in the Schedule of Investments, is representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $131,169,860.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2016.

(B)  All of the purchased equity options are exchange traded, unless noted otherwise.

Equity Swaps held by the Fund at April 30, 2016, were as follows:

Company Reference	Counterparty	Termination Date	Receive	Number of Contracts Short	Notional Amount	Unrealized Depreciation
ProShares Ultra S&P 500 ETF	Goldman Sachs	11/28/2016-03/03/2017	1 Month LIBOR minus 3.63%	(500,000)	$(29,216,218)	$(3,201,638)

						$(3,201,638)

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

LIBOR — London Interbank Offered Rate

OTC — Over the Counter

S&P — Standard & Poor’s

For the year ended April 30, 2016, the total notional amount of all open swap agreements, as presented in the table above, is representative of the volume of activity for this derivative type during the year.

The following is a summary of inputs used as of April 30, 2016 in valuing the Fund’s investments and other financial instruments carried at value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$128,514,834	$—	$—	$128,514,834
Warrant	1,242,000	—	—	1,242,000
Short-Term Investment	626,110	—	—	626,110
Purchased Equity Options	5,241,307	—	—	5,241,307

Total Assets	$135,624,251	$—	$—	$135,624,251

Liabilities	Level 1	Level 2	Level 3	Total
Equity Swaps — Liabilities‡	$—	$3,201,638	$—	$3,201,638

Total Liabilities	$—	$3,201,638	$—	$3,201,638

‡	Equity swaps are valued at the unrealized depreciation of the instruments.

For the year ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2016, the Fund held no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Opportunity Fund	SMID Fund
Assets:
Cost of securities	$518,434,540	$38,363,434

Investments in securities at value	$575,165,815	$39,644,089
Receivable for investment securities sold	2,947,076	856,088
Receivable for capital shares sold	522,913	35,028
Dividends receivable	642,387	1,558
Receivable for dividend tax reclaim	78,912	—
Prepaid expenses	21,322	17,860

Total Assets	579,378,425	40,554,623

Liabilities:
Payable for capital shares redeemed	597,144	55,579
Investment Adviser fees payable	338,016	19,469
Shareholder servicing fees payable	85,312	19,567
Audit fees payable	23,645	23,645
Payable due to administrator	21,539	1,469
Payable due to trustees	1,808	124
Chief Compliance Officer fees payable	956	438
Payable for investment securities purchased	—	1,206,377
Other accrued expenses	52,428	11,424

Total Liabilities	1,120,848	1,338,092

Net Assets	$578,257,577	$39,216,531

Net Assets:
Paid-in Capital	$523,293,723	$42,605,380
Undistributed (distributions in excess of) net investment income	3,238,358	(3,481)
Accumulated net realized loss on investments	(5,005,779)	(4,666,023)
Net unrealized appreciation on investments	56,731,275	1,280,655

Net Assets	$578,257,577	$39,216,531

Investor Class Shares:
Net Assets	$229,255,025	$38,504,737
Total shares outstanding at end of year	10,113,758	2,984,939
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.67	$12.90
Institutional Class Shares:
Net Assets	$349,002,552	$711,794
Total shares outstanding at end of year	15,428,083	55,201
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.62	$12.89

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Small Cap Fund	International Equity Fund
Assets:
Cost of securities	$733,107,700	$2,407,466,929

Investments in securities at value	$783,182,988	$2,479,164,471
Receivable for investment securities sold	12,515,162	—
Receivable for capital shares sold	544,450	15,780,273
Dividends receivable	117,089	5,241,384
Receivable for dividend tax reclaim	—	1,264,726
Prepaid expenses	18,382	45,637

Total Assets	796,378,071	2,501,496,491

Liabilities:
Payable for investment securities purchased	6,891,376	13,667,190
Payable for capital shares redeemed	1,653,225	9,124,191
Investment Adviser fees payable	645,509	1,649,615
Shareholder servicing fees payable	119,231	205,296
Payable due to administrator	29,440	89,236
Audit fees payable	23,645	23,645
Payable due to trustees	2,494	7,161
Chief Compliance Officer fees payable	1,167	2,603
Other accrued expenses	62,252	255,646

Total Liabilities	9,428,339	25,024,583

Net Assets	$786,949,732	$2,476,471,908

Net Assets:
Paid-in Capital	$842,213,565	$2,427,802,013
Undistributed (distributions in excess of) net investment income	(5,958,031)	13,108,643
Accumulated net realized loss on investments	(99,381,090)	(36,081,834)
Net unrealized appreciation on investments	50,075,288	71,697,542
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	(54,456)

Net Assets	$786,949,732	$2,476,471,908

Investor Class Shares:
Net Assets	$309,440,862	$1,397,227,832
Total shares outstanding at end of year	18,927,385	57,597,092
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$16.35	$24.26
Institutional Class Shares:
Net Assets	$477,508,870	$1,079,244,076
Total shares outstanding at end of year	28,608,520	44,397,675
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$16.69	$24.31

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	International Small Cap Fund	Global Equity Fund
Assets:
Cost of securities	$1,286,947	$8,362,317

Investments in securities at value	$1,368,988	$8,794,513
Foreign Cash (Cost $850 and $—, respectively)	860	—
Receivable for investment securities sold	—	37,554
Receivable for capital shares sold	200	237,983
Receivable due from Investment Adviser	10,295	—
Dividends receivable	4,675	21,077
Receivable for dividend tax reclaim	710	2,606
Prepaid expenses	13,615	12,444

Total Assets	1,399,343	9,106,177

Liabilities:
Audit fees payable	23,645	23,645
Shareholder servicing fees payable	1,793	1,409
Chief Compliance Officer fees payable	401	409
Payable due to administrator	50	326
Payable due to trustees	4	27
Payable for capital shares redeemed	—	108,642
Investment Adviser fees payable	—	598
Other accrued expenses	7,001	7,308

Total Liabilities	32,894	142,364

Net Assets	$1,366,449	$8,963,813

Net Assets:
Paid-in Capital	$1,338,790	$8,501,484
Undistributed (distributions in excess of) net investment income	(545)	25,542
Accumulated net realized gain (loss) on investments	(54,056)	4,591
Net unrealized appreciation on investments	82,041	432,196
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	219	—

Net Assets	$1,366,449	$8,963,813

Investor Class Shares:
Net Assets	N/A	$8,963,813
Total shares outstanding at end of year	N/A	800,113
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	N/A	$11.20
Institutional Class Shares:
Net Assets	$1,366,449	N/A
Total shares outstanding at end of period	134,358	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$10.17	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2016

STATEMENTS OF ASSETS AND LIABILITIES
Unconstrained Equity Fund
Assets:
Cost of securities	$128,182,948
Cost of purchased equity options	5,979,001

Investments in securities at value	$130,382,944
Purchased equity options at value	5,241,307
Cash	2,210,000 †
Receivable for investment securities sold	3,966,586
Receivable for capital shares sold	249,538
Dividends receivable	117,250
Receivable for dividend tax reclaim	71,091
Prepaid expenses	8,104

Total Assets	142,246,820

Liabilities:
Payable for investment securities purchased	7,191,039
Unrealized depreciation on equity swaps	3,201,638
Payable for capital shares redeemed	457,038
Investment Adviser fees payable	104,502
Shareholder servicing fees payable	78,042
Audit fees payable	23,645
Payable due to administrator	4,924
Chief Compliance Officer fees payable	527
Payable due to trustees	412
Other accrued expenses	15,193

Total Liabilities	11,076,960

Net Assets	$131,169,860

Net Assets:
Paid-in Capital	$157,915,512
Undistributed net investment income	278,180
Accumulated net realized loss on investments	(25,238,734)
Net unrealized appreciation on investments	2,199,996
Net unrealized depreciation on purchased equity options	(737,694)
Net unrealized depreciation on equity swaps	(3,201,638)
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(45,762)

Net Assets	$131,169,860

Investor Class Shares:
Net Assets	$131,169,860
Total shares outstanding at end of year	7,662,175
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$17.12

†	Pledged as collateral for swap contracts (Note 2).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2016

STATEMENTS OF OPERATIONS
	Opportunity Fund	SMID Fund

Investment Income
Dividends	$15,345,540	$497,899
Less: Foreign Taxes Withheld	(26,412)	—

Total Investment Income	15,319,128	497,899

Expenses
Investment Advisory Fees	5,111,826	415,988
Shareholder Servicing Fees – Investor Class Shares	639,010	21,853
Administration Fees	315,998	20,681
Trustees’ Fees	11,690	761
Chief Compliance Officer Fees	3,740	606
Transfer Agent Fees	149,221	50,104
Printing Fees	62,534	5,939
Registration & Filing Fees	47,795	42,890
Custodian Fees	29,673	5,000
Legal Fees	27,649	1,755
Audit Fees	24,189	24,189
Other Expenses	20,242	3,188

Total Expenses	6,443,567	592,954

Less:
Investment Advisory Fees Waiver	(377,342)	(135,098)
Fees Paid Indirectly (Note 3)	(760)	(8)

Net Expenses	6,065,465	457,848

Net Investment Income	9,253,663	40,051

Net Realized Gain (Loss) on Investments	49,802,214	(4,579,329)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(77,878,415)	(258,711)

Net Loss on Investments	(28,076,201)	(4,838,040)

Net Decrease in Net Assets from Operations	$(18,822,538)	$(4,797,989)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2016

STATEMENTS OF OPERATIONS
	Small Cap Fund	International Equity Fund

Investment Income
Dividends	$11,885,453	$35,017,738
Less: Foreign Taxes Withheld	(1,333)	(3,638,717)

Total Investment Income	11,884,120	31,379,021

Expenses
Investment Advisory Fees	9,964,030	9,577,657
Shareholder Servicing Fees – Investor Class Shares	962,878	537,407
Administration Fees	497,232	515,783
Trustees’ Fees	18,587	17,723
Chief Compliance Officer Fees	5,738	5,414
Transfer Agent Fees	162,173	153,164
Printing Fees	84,396	143,641
Registration & Filing Fees	51,950	119,087
Legal Fees	45,173	31,749
Custodian Fees	40,015	250,514
Audit Fees	24,189	24,189
Other Expenses	31,603	26,231

Total Expenses	11,887,964	11,402,559

Less:
Investment Advisory Fees Waiver	(462,401)	(639,634)
Fees Paid Indirectly (Note 3)	(284)	(260)

Net Expenses	11,425,279	10,762,665

Net Investment Income	458,841	20,616,356

Net Realized Loss on Investments	(94,265,092)	(28,903,755)
Net Realized Loss on Foreign Currency Transactions	—	(2,704,182)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(53,765,278)	44,540,830
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(29,715)

Net Gain (Loss) on Investments and Foreign Currency Transactions	(148,030,370)	12,903,178

Net Increase (Decrease) in Net Assets from Operations	$(147,571,529)	$33,519,534

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2016

STATEMENTS OF OPERATIONS
	International Small Cap Fund	Global Equity Fund

Investment Income
Dividends	$22,029	$83,690
Less: Foreign Taxes Withheld	(1,826)	(6,261)

Total Investment Income	20,203	77,429

Expenses
Investment Advisory Fees	13,428	29,037
Shareholder Servicing Fees – Institutional Class Shares	609	—
Shareholder Servicing Fees – Investor Class Shares	—	4,834
Administration Fees	606	1,557
Trustees’ Fees	22	59
Chief Compliance Officer Fees	397	407
Offering Costs	33,942	—
Audit Fees	24,189	24,189
Transfer Agent Fees	22,681	22,795
Registration & Filing Fees	3,271	22,392
Custodian Fees	10,244	10,000
Printing Fees	1,773	2,267
Legal Fees	51	95
Other Expenses	3,757	1,909

Total Expenses	114,970	119,541

Less:
Investment Advisory Fees Waiver	(13,428)	(29,037)
Reimbursement of other operating expenses	(84,479)	(51,785)
Fees Paid Indirectly (Note 3)	(3)	(3)

Net Expenses	17,060	38,716

Net Investment Income	3,143	38,713

Net Realized Gain (Loss) on Investments	(54,008)	71,681
Net Realized Loss on Foreign Currency Transactions	(2,660)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,330	207,269
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	184	—

Net Gain (Loss) on Investments and Foreign Currency Transactions	(46,154)	278,950

Net Increase (Decrease) in Net Assets from Operations	$(43,011)	$317,663

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2016

STATEMENTS OF OPERATIONS
Unconstrained Equity Fund

Investment Income
Dividends	$2,333,530
Less: Foreign Taxes Withheld	(96,933)

Total Investment Income	2,236,597

Expenses
Investment Advisory Fees	1,428,607
Shareholder Servicing Fees – Investor Class Shares	357,151
Administration Fees	71,057
Trustees’ Fees	2,619
Chief Compliance Officer Fees	1,136
Transfer Agent Fees	41,173
Printing Fees	15,211
Registration & Filing Fees	27,643
Audit Fees	24,189
Custodian Fees	13,249
Legal Fees	6,181
Other Expenses	5,742

Total Expenses	1,993,958

Less:
Investment Advisory Fees Waiver	(65,717)
Fees Paid Indirectly (Note 3)	(140)

Net Expenses	1,928,101

Net Investment Income	308,496

Net Realized Gain on Investments	1,108,942
Net Realized Gain on Purchased Equity Options	1,078,837
Net Realized Loss on Equity Swaps	(3,225,222)
Net Realized Loss on Foreign Currency Transactions	(79,873)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,770,791)
Net Change in Unrealized Appreciation (Depreciation) on Purchased Equity Options	(4,369,531)
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	(1,596,778)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(24,509)

Net Loss on Investments, Purchased Equity Options, Equity Swaps and Foreign Currency Transactions	(16,878,925)

Net Decrease in Net Assets from Operations	$(16,570,429)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations:
Net Investment Income	$9,253,663	$5,157,090
Net Realized Gain on Investments	49,802,214	127,977,986
Net Change in Unrealized Appreciation (Depreciation) on Investments	(77,878,415)	(57,029,974)

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,822,538)	76,105,102

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(2,694,611)	(2,805,391)
Institutional Class Shares	(5,308,633)	(4,851,656)
Realized Gains:
Investor Class Shares	(27,342,504)	—
Institutional Class Shares	(40,634,205)	—

Total Dividends and Distributions	(75,979,953)	(7,657,047)

Capital Share Transactions:
Investor Class Shares
Issued	26,539,422	44,725,234
Reinvestment of Dividends	20,980,630	2,094,366
Redeemed	(74,908,215)	(252,079,291)

Net Decrease in Net Assets from Investor Class Share Transactions	(27,388,163)	(205,259,691)

Institutional Class Shares
Issued	63,048,519	153,307,331
Reinvestment of Dividends	40,922,254	4,364,489
Redeemed	(111,274,345)	(134,384,415)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(7,303,572)	23,287,405

Net Decrease in Net Assets from Capital Share Transactions	(34,691,735)	(181,972,286)

Total Decrease in Net Assets	(129,494,226)	(113,524,231)
Net Assets:
Beginning of year	707,751,803	821,276,034

End of year (including undistributed net investment income of $3,238,358 and $5,058,189, respectively)	$578,257,577	$707,751,803

Share Transactions:
Investor Class Shares
Issued	1,100,378	1,768,122
Reinvestment of Dividends	914,083	82,261
Redeemed	(3,085,741)	(9,901,644)

Total Decrease in Investor Class Shares	(1,071,280)	(8,051,261)

Institutional Class Shares
Issued	2,646,676	6,065,174
Reinvestment of Dividends	1,784,530	171,830
Redeemed	(4,708,270)	(5,344,066)

Total Increase (Decrease) in Institutional Class Shares	(277,064)	892,938

Net Decrease in Shares Outstanding	(1,348,344)	(7,158,323)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations:
Net Investment Income	$40,051	$79,294
Net Realized Gain (Loss) on Investments	(4,579,329)	48,258
Net Change in Unrealized Appreciation (Depreciation) on Investments	(258,711)	1,110,503

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,797,989)	1,238,055

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(30,770)	(104,950)
Institutional Class Shares	(994)	(367)
Realized Gains:
Investor Class Shares	(97,646)	(215,138)
Institutional Class Shares	(1,501)	(805)

Total Dividends and Distributions	(130,911)	(321,260)

Capital Share Transactions:
Investor Class Shares
Issued	22,736,794	40,980,988
Reinvestment of Dividends	128,039	318,385
Redemption Fees – Note 2	360	1,000
Redeemed	(17,363,148)	(7,340,913)

Net Increase in Net Assets from Investor Class Share Transactions	5,502,045	33,959,460

Institutional Class Shares
Issued	201,391	647,472
Reinvestment of Dividends	2,496	1,172
Redemption Fees – Note 2	11	—
Redeemed	(62,805)	(20,289)

Net Increase in Net Assets from Institutional Class Share Transactions	141,093	628,355

Net Increase in Net Assets from Capital Share Transactions	5,643,138	34,587,815

Total Increase in Net Assets	714,238	35,504,610
Net Assets:
Beginning of year	38,502,293	2,997,683

End of year (including distributions in excess of net investment income of $(3,481) and $(29,649), respectively)	$39,216,531	$38,502,293

Share Transactions:
Investor Class Shares
Issued	1,686,746	2,900,297
Reinvestment of Dividends	9,841	23,581
Redeemed	(1,337,183)	(522,179)

Total Increase in Investor Class Shares	359,404	2,401,699

Institutional Class Shares
Issued	15,210	46,079
Reinvestment of Dividends	192	87
Redeemed	(4,941)	(1,426)

Total Increase in Institutional Class Shares	10,461	44,740

Net Increase in Shares Outstanding	369,865	2,446,439

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations:
Net Investment Income	$458,841	$2,609,379
Net Realized Gain (Loss) on Investments	(94,265,092)	125,470,234
Net Change in Unrealized Depreciation on Investments	(53,765,278)	(80,123,266)

Net Increase (Decrease) in Net Assets Resulting from Operations	(147,571,529)	47,956,347

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(2,608,566)	—
Institutional Class Shares	(5,744,147)	—
Realized Gains:
Investor Class Shares	(26,899,247)	(67,128,872)
Institutional Class Shares	(44,669,819)	(97,383,913)

Total Dividends and Distributions	(79,921,779)	(164,512,785)

Capital Share Transactions:
Investor Class Shares
Issued	67,877,543	81,638,695
Reinvestment of Dividends	25,584,785	55,789,416
Redemption Fees – Note 2	10,209	12,510
Redeemed	(172,539,157)	(244,614,890)

Net Decrease in Net Assets from Investor Class Share Transactions	(79,066,620)	(107,174,269)

Institutional Class Shares
Issued	136,784,593	246,298,000
Reinvestment of Dividends	48,363,838	93,689,727
Redemption Fees – Note 2	23,113	28,376
Redeemed	(287,525,589)	(273,381,745)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(102,354,045)	66,634,358

Net Decrease in Net Assets from Capital Share Transactions	(181,420,665)	(40,539,911)

Total Decrease in Net Assets	(408,913,973)	(157,096,349)
Net Assets:
Beginning of year	1,195,863,705	1,352,960,054

End of year (including undistributed (distributions in excess of) net investment income of $(5,958,031) and $1,707,417, respectively)	$786,949,732	$1,195,863,705

Share Transactions:
Investor Class Shares
Issued	3,912,449	3,843,700
Reinvestment of Dividends	1,506,041	2,964,369
Redeemed	(9,892,232)	(11,423,758)

Total Decrease in Investor Class Shares	(4,473,742)	(4,615,689)

Institutional Class Shares
Issued	7,652,724	11,159,178
Reinvestment of Dividends	2,786,106	4,884,762
Redeemed	(16,770,867)	(12,988,823)

Total Increase (Decrease) in Institutional Class Shares	(6,332,037)	3,055,117

Net Decrease in Shares Outstanding	(10,805,779)	(1,560,572)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations:
Net Investment Income	$20,616,356	$4,742,957
Net Realized Loss on Investments	(28,903,755)	(1,693,965)
Net Realized Loss on Foreign Currency Transactions	(2,704,182)	(267,422)
Net Change in Unrealized Appreciation (Depreciation) on Investments	44,540,830	16,015,141
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(29,715)	(37,933)

Net Increase in Net Assets Resulting from Operations	33,519,534	18,758,778

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(2,115,754)	(1,806,268)
Institutional Class Shares	(3,678,575)	(3,635,765)
Realized Gains:
Investor Class Shares	(1,002,672)	—
Institutional Class Shares	(1,581,948)	—

Total Dividends and Distributions	(8,378,949)	(5,442,033)

Capital Share Transactions:
Investor Class Shares
Issued	1,386,516,675	109,599,248
Reinvestment of Dividends	2,588,928	1,790,627
Redemption Fees – Note 2	105,121	45,085
Redeemed	(186,508,224)	(88,256,346)

Net Increase in Net Assets from Investor Class Share Transactions	1,202,702,500	23,178,614

Institutional Class Shares
Issued	923,579,372	209,176,617
Reinvestment of Dividends	2,947,944	1,928,334
Redemption Fees – Note 2	194,013	25,772
Redeemed	(117,034,894)	(100,941,393)

Net Increase in Net Assets from Institutional Class Share Transactions	809,686,435	110,189,330

Net Increase in Net Assets from Capital Share Transactions	2,012,388,935	133,367,944

Total Increase in Net Assets	2,037,529,520	146,684,689
Net Assets:
Beginning of year	438,942,388	292,257,699

End of year (including undistributed net investment income of $13,108,643 and $1,473,014, respectively)	$2,476,471,908	$438,942,388

Share Transactions:
Investor Class Shares
Issued	59,053,135	4,441,349
Reinvestment of Dividends	104,902	77,182
Redeemed	(7,831,745)	(3,627,266)

Total Increase in Investor Class Shares	51,326,292	891,265

Institutional Class Shares
Issued	38,429,248	8,447,387
Reinvestment of Dividends	119,242	83,046
Redeemed	(4,842,731)	(4,191,709)

Total Increase in Institutional Class Shares	33,705,759	4,338,724

Net Increase in Shares Outstanding	85,032,051	5,229,989

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2016	November 18, 2014* to April 30, 2015
Operations:
Net Investment Income (Loss)	$3,143	$(291)
Net Realized Gain (Loss) on Investments	(54,008)	3,755
Net Realized Loss on Foreign Currency Transactions	(2,660)	(1,511)
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,330	71,711
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	184	35

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,011)	73,699

Dividends and Distributions:
Net Investment Income	(665)	—
Realized Gains	(2,364)	—

Total Dividends and Distributions	(3,029)	—

Capital Share Transactions:
Issued	141,638	1,196,312
Reinvestment of Dividends	3,029	—
Redeemed	(2,175)	(14)

Net Increase in Net Assets from Capital Share Transactions	142,492	1,196,298

Total Increase in Net Assets	96,452	1,269,997
Net Assets:
Beginning of year	1,269,997	—

End of year (including distributions in excess of net investment income/accumulated net investment loss of $(545) and $(408), respectively)	$1,366,449	$1,269,997

Share Transactions:
Issued	14,539	119,725
Reinvestment of Dividends	304	—
Redeemed	(209)	(1)

Net Increase in Shares Outstanding	14,634	119,724

*	Commencement of operations.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations:
Net Investment Income	$38,713	$10,802
Net Realized Gain on Investments	71,681	184,314
Net Change in Unrealized Appreciation (Depreciation) on Investments	207,269	(42,545)

Net Increase in Net Assets Resulting from Operations	317,663	152,571

Dividends and Distributions:
Net Investment Income	(13,437)	(30,685)
Realized Gains	(174,196)	(174,937)

Total Dividends and Distributions	(187,633)	(205,622)

Capital Share Transactions:
Issued	7,565,382	62,199
Reinvestment of Dividends	187,627	205,614
Redemption Fees – Note 2	222	—
Redeemed	(992,872)	(123,892)

Net Increase in Net Assets from Capital Share Transactions	6,760,359	143,921

Total Increase in Net Assets	6,890,389	90,870
Net Assets:
Beginning of year	2,073,424	1,982,554

End of year (including undistributed net investment income of $25,542 and $266, respectively)	$8,963,813	$2,073,424

Share Transactions:
Issued	713,916	4,588
Reinvestment of Dividends	16,558	17,415
Redeemed	(90,709)	(9,285)

Net Increase in Shares Outstanding	639,765	12,718

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR UNCONSTRAINED
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations:
Net Investment Income (Loss)	$308,496	$(187,236)
Net Realized Gain on Investments and Purchased Equity Options	2,187,779	18,768,875
Net Realized Loss on Equity Swaps	(3,225,222)	(1,892,819)
Net Realized Loss on Foreign Currency Transactions	(79,873)	(58,939)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Equity Swaps and Purchased Equity Options	(15,737,100)	(11,076,205)
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(24,509)	(22,417)

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,570,429)	5,531,259

Dividends and Distributions:
Net Investment Income	—	(2,177,669)
Return of Capital	—	(327)

Total Dividends and Distributions	—	(2,177,996)

Capital Share Transactions:
Issued	25,630,534	85,436,691
Reinvestment of Dividends	—	2,131,262
Redemption Fees – Note 2	28,262	189,514
Redeemed	(28,967,803)	(136,960,007)

Net Decrease in Net Assets from Capital Share Transactions	(3,309,007)	(49,202,540)

Total Decrease in Net Assets	(19,879,436)	(45,849,277)
Net Assets:
Beginning of year	151,049,296	196,898,573

End of year (including undistributed net investment income of $278,180 and $49,557, respectively)	$131,169,860	$151,049,296

Share Transactions:
Issued	1,412,301	4,680,963
Reinvestment of Dividends	—	126,861
Redeemed	(1,639,247)	(7,987,160)

Net Decrease in Shares Outstanding	(226,946)	(3,179,336)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
Opportunity Fund	Year Ended April 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$26.34	$24.13	$20.45	$17.90	$20.38
Income (Loss) from Operations:
Net Investment Income(1)	0.31	0.13	0.19	0.19	0.13
Net Realized and Unrealized Gain (Loss)	(0.99)	2.28	3.71	2.55	(2.52)

Total from Operations	(0.68)	2.41	3.90	2.74	(2.39)

Dividends and Distributions:
Net Investment Income	(0.25)	(0.20)	(0.22)	(0.19)	(0.09)
Net Realized Gain	(2.74)	—	—	—	—

Total Dividends and Distributions	(2.99)	(0.20)	(0.22)	(0.19)	(0.09)

Net Asset Value, End of Year	$22.67	$26.34	$24.13	$20.45	$17.90

Total Return†	(2.61)%	10.03%	19.14%	15.51%	(11.71)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$229,255	$294,656	$464,209	$496,247	$923,887
Ratio of Expenses to Average Net Assets	1.11%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%	1.26%	1.28%	1.31%	1.30%
Ratio of Net Investment Income to Average Net Assets	1.30%	0.51%	0.85%	1.08%	0.73%
Portfolio Turnover Rate	55%	64%	58%	64%	62%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
Opportunity Fund	Year Ended April 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$26.30	$24.11	$20.43	$17.91	$20.40
Income (Loss) from Operations:
Net Investment Income(1)	0.38	0.19	0.25	0.24	0.17
Net Realized and Unrealized Gain (Loss)	(1.00)	2.28	3.71	2.54	(2.53)

Total from Operations	(0.62)	2.47	3.96	2.78	(2.36)

Dividends and Distributions:
Net Investment Income	(0.32)	(0.28)	(0.28)	(0.26)	(0.13)
Net Realized Gain	(2.74)	—	—	—	—

Total Dividends and Distributions	(3.06)	(0.28)	(0.28)	(0.26)	(0.13)

Net Asset Value, End of Year	$22.62	$26.30	$24.11	$20.43	$17.91

Total Return†	(2.38)%	10.28%	19.46%	15.76%	(11.50)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$349,003	$413,096	$357,067	$282,857	$377,445
Ratio of Expenses to Average Net Assets	0.86%	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.92%	1.01%	1.03%	1.06%	1.05%
Ratio of Net Investment Income to Average Net Assets	1.57%	0.76%	1.09%	1.33%	0.96%
Portfolio Turnover Rate	55%	64%	58%	64%	62%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
SMID Fund	Year Ended April 30,				May 31, 2011* to April 30, 2012
	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$14.42	$13.39	$10.85	$9.56	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.01	0.05	(0.02)	(0.01)	(0.04)
Net Realized and Unrealized Gain (Loss)	(1.49)	1.14	3.22	1.30	(0.40)

Total from Operations	(1.48)	1.19	3.20	1.29	(0.44)

Dividends and Distributions:
Net Investment Income	(0.01)	(0.05)	—	—	—
Net Realized Gain	(0.03)	(0.11)	(0.66)	—	—

Total Dividends and Distributions	(0.04)	(0.16)	(0.66)	—	—

Redemption Fees(1)	0.00 (2)	0.00 (2)	—	—	—

Net Asset Value, End of Year	$12.90	$14.42	$13.39	$10.85	$9.56

Total Return†	(10.27)%	8.97%	29.95%	13.49%	(4.40)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$38,505	$37,857	$2,998	$1,814	$1,603
Ratio of Expenses to Average Net Assets	1.10%	1.18%	1.35%	1.35%	1.35	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.43%	1.63%	4.41%	7.17%	8.56	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10%	0.39%	(0.14)%	(0.16)%	(0.44	)%**
Portfolio Turnover Rate	78%	72%	71%	105%	96	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

SMID Fund	Institutional Class Shares
	Year Ended April 30, 2016	November 3, 2014* to April 30, 2015
Net Asset Value, Beginning of Year	$14.42	$13.91
Income (Loss) from Operations:
Net Investment Income(1)	0.02	0.02
Net Realized and Unrealized Gain (Loss)	(1.50)	0.65

Total from Operations	(1.48)	0.67

Dividends and Distributions:
Net Investment Income	(0.02)	(0.05)
Net Realized Gain	(0.03)	(0.11)

Total Dividends and Distributions	(0.05)	(0.16)

Redemption Fees(1)	0.00 (2)	—

Net Asset Value, End of Year	$12.89	$14.42

Total Return†	(10.27)%	4.92%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$712	$645
Ratio of Expenses to Average Net Assets	1.05%	1.05	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38%	1.54	%**
Ratio of Net Investment Income to Average Net Assets	0.15%	0.26	%**
Portfolio Turnover Rate	78%	72	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the Fund for the full year.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
Small Cap Fund	Year Ended April 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$20.26	$22.41	$20.13	$18.76	$19.76
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.02)	0.01	(0.08)	(0.07)	(0.10)
Net Realized and Unrealized Gain (Loss)	(2.47)	0.67	5.02	1.72	(0.35	)(3)

Total from Operations	(2.49)	0.68	4.94	1.65	(0.45)

Dividends and Distributions:
Net Investment Income	(0.13)	—	—	—	—
Net Realized Gain	(1.29)	(2.83)	(2.66)	(0.28)	(0.55)

Total Dividends and Distributions	(1.42)	(2.83)	(2.66)	(0.28)	(0.55)

Redemption Fees(1)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$16.35	$20.26	$22.41	$20.13	$18.76

Total Return†	(12.51)%	4.01%	25.13%	8.96%	(1.80)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$309,441	$474,040	$627,861	$849,731	$800,200
Ratio of Expenses to Average Net Assets	1.30%	1.30%	1.30%	1.30%	1.26%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.35%	1.36%	1.40%	1.41%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11)%	0.05%	(0.35)%	(0.38)%	(0.55)%
Portfolio Turnover Rate	59%	69%	67%	71%	70%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
Small Cap Fund	Year Ended April 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$20.66	$22.74	$20.34	$18.90	$19.86
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.03	0.07	(0.03)	(0.03)	(0.06)
Net Realized and Unrealized Gain (Loss)	(2.53)	0.68	5.09	1.75	(0.35	)(3)

Total from Operations	(2.50)	0.75	5.06	1.72	(0.41)

Dividends and Distributions:
Net Investment Income	(0.18)	—	—	—	—
Net Realized Gain	(1.29)	(2.83)	(2.66)	(0.28)	(0.55)

Total Dividends and Distributions	(1.47)	(2.83)	(2.66)	(0.28)	(0.55)

Redemption Fees(1)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$16.69	$20.66	$22.74	$20.34	$18.90

Total Return†	(12.30)%	4.27%	25.48%	9.27%	(1.59)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$477,509	$721,824	$725,099	$519,452	$250,209
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10%	1.11%	1.15%	1.16%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	0.31%	(0.12)%	(0.15)%	(0.35)%
Portfolio Turnover Rate	59%	69%	67%	71%	70%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
International Equity Fund	Year Ended April 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$25.86	$24.88	$21.77	$19.54	$21.63
Income (Loss) from Operations:
Net Investment Income(1)	0.50	0.33	0.56	0.25	0.33
Net Realized and Unrealized Gain (Loss)	(1.91)	0.99	2.61	2.29	(2.24)

Total from Operations	(1.41)	1.32	3.17	2.54	(1.91)

Dividends and Distributions:
Net Investment Income	(0.12)	(0.35)	(0.06)	(0.31)	(0.18)
Net Realized Gain	(0.07)	—	—	—	—

Total Dividends and Distributions	(0.19)	(0.35)	(0.06)	(0.31)	(0.18)

Redemption Fees(1)	0.00 (2)	0.01	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$24.26	$25.86	$24.88	$21.77	$19.54

Total Return†	(5.45)%	5.52%	14.56%	13.12%	(8.72)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,397,228	$162,146	$133,850	$30,615	$35,285
Ratio of Expenses to Average Net Assets	1.08%	1.09%	1.20%	1.23%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.12%	1.18%	1.45%	1.70%	1.61%
Ratio of Net Investment Income to Average Net Assets	2.08%	1.34%	2.30%	1.29%	1.73%
Portfolio Turnover Rate	39%	49%	58%	75%	62%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
International Equity Fund	Year Ended April 30,			November 30, 2012* to April 30, 2013
	2016	2015	2014
Net Asset Value, Beginning of Year	$25.89	$24.93	$21.79	$19.85
Income (Loss) from Operations:
Net Investment Income(1)	0.44	0.33	0.68	0.18
Net Realized and Unrealized Gain (Loss)	(1.82)	1.03	2.56	2.07

Total from Operations	(1.38)	1.36	3.24	2.25

Dividends and Distributions:
Net Investment Income	(0.14)	(0.40)	(0.10)	(0.31)
Net Realized Gain	(0.07)	—	—	—

Total Dividends and Distributions	(0.21)	(0.40)	(0.10)	(0.31)

Redemption Fees(1)	0.01	0.00 (2)	0.00 (2)	0.00	(2)

Net Asset Value, End of Year	$24.31	$25.89	$24.93	$21.79

Total Return†	(5.30)%	5.65%	14.84%	11.48%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,079,244	$276,796	$158,408	$8,243
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.02%	1.04%	1.17%	1.59	%**
Ratio of Net Investment Income to Average Net Assets	1.80%	1.35%	2.77%	2.04	%**
Portfolio Turnover Rate	39%	49%	58%	75	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the Fund for the full year.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

International Small Cap Fund	Institutional Class Shares
	Year Ended April 30, 2016	November 18, 2014* to April 30, 2015
Net Asset Value, Beginning of Year	$10.61	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.03	—
Net Realized and Unrealized Gain (Loss)	(0.44)	0.61

Total from Operations	(0.41)	0.61

Dividends and Distributions:
Net Investment Income	(0.01)	—
Net Realized Gain	(0.02)	—

Total Dividends and Distributions	(0.03)	—

Net Asset Value, End of Year	$10.17	$10.61

Total Return†	(3.91)%	6.10%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,366	$1,270
Ratio of Expenses to Average Net Assets	1.40%	1.40	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	9.44%	15.61	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	(0.06	)%**
Portfolio Turnover Rate	54%	16	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
Global Equity Fund	Year Ended April 30,				November 30, 2011* to April 30, 2012
	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.93	$13.43	$12.49	$11.07	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.14	0.07	0.21	0.09	0.03
Net Realized and Unrealized Gain (Loss)	(0.84)	0.83	1.98	1.63	1.04

Total from Operations	(0.70)	0.90	2.19	1.72	1.07

Dividends and Distributions:
Net Investment Income	(0.07)	(0.19)	(0.05)	(0.10)	—
Net Realized Gain	(0.96)	(1.21)	(1.20)	(0.20)	—

Total Dividends and Distributions	(1.03)	(1.40)	(1.25)	(0.30)	—

Redemption Fees(1)	0.00 (2)	—	—	0.00 (2)	—

Net Asset Value, End of Year	$11.20	$12.93	$13.43	$12.49	$11.07

Total Return†	(5.51)%	7.85%	17.96%	16.00%	10.70%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$8,964	$2,073	$1,983	$1,413	$1,210
Ratio of Expenses to Average Net Assets	1.20%	1.23%	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	3.71%	5.30%	5.77%	9.89%	15.05	%**
Ratio of Net Investment Income to Average Net Assets	1.20%	0.54%	1.59%	0.77%	0.70	%**
Portfolio Turnover Rate	59%	63%	67%	70%	22	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR UNCONSTRAINED
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
Unconstrained Equity Fund	Year Ended April 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$19.15	$17.79	$12.36	$10.94	$16.25
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.04	(0.02)	0.01	0.01	(0.03)
Net Realized and Unrealized Gain (Loss)	(2.07)	1.61	5.42	1.41	(4.73)

Total from Operations	(2.03)	1.59	5.43	1.42	(4.76)

Dividends and Distributions:
Net Investment Income	—	(0.25)	—	—	—
Net Realized Gain	—	—	—	—	(0.55)
Return of Capital	—	0.00 (2)	—	—	0.00 (2)

Total Dividends and Distributions	—	(0.25)	—	—	(0.55)

Redemption Fees(1)	0.00 (2)	0.02	0.00 (2)	0.00 (2)	—

Net Asset Value, End of Year	$17.12	$19.15	$17.79	$12.36	$10.94

Total Return†	(10.60)%	9.27%	43.93%	12.98%	(29.09)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$131,170	$151,049	$196,899	$134,748	$227,573
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.40%	1.38%	1.39%	1.40%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	(0.10)%	0.06%	0.12%	(0.27)%
Portfolio Turnover Rate	115%	163%	167%	85%	196%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Unconstrained Equity Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Unconstrained Equity Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund, International Small Cap Fund, Global Equity Fund and Unconstrained Equity Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective September 1, 2015, the Cambiar Global Select Fund and the Cambiar Aggressive Value Fund changed their names to the Cambiar Global Equity Fund and Cambiar Unconstrained Equity Fund, respectively.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such

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limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with fair value procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended April 30, 2016, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

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The Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Unconstrained Equity Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2016, the Cambiar Unconstrained Equity Fund had open purchased equity option positions.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of April 30, 2016, the Cambiar Unconstrained Equity Fund has entered into swap contracts as shown on the Schedule of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In

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addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2016, the Cambiar Unconstrained Equity Fund entered into swap agreements with one counterparty.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following table presents the Cambiar Unconstrained Equity Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of April 30, 2016:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Purchased Equity Option
Goldman Sachs	$1,663,307	$—	$—	$1,663,307

Total	$1,663,307	$—	$—	$1,663,307

The following table presents the Cambiar Unconstrained Equity Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of as of April 30, 2016:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Equity Swaps
Goldman Sachs	$3,201,638	$—	$(2,210,000)	$991,638

Total	$3,201,638	$—	$(2,210,000)	$991,638

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of April 30, 2016, all offering costs have been amortized by the Funds.

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Redemption Fees — The Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Unconstrained Equity Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended April 30, 2016, the Funds retained fees of $0, $371, $33,322, $299,134, $0, $222 and $28,262, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended April 30, 2016, the Funds paid as follows for these services: $315,998, $20,681, $497,232, $515,783, $606, $1,557 and $71,057 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Unconstrained Equity Fund, respectively.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class Shares are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended April 30, 2016, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity, and Cambiar Unconstrained Equity Funds earned credits of $760, $8, $284, $260, $3, $3 and $140, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4.	Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity and the Cambiar Unconstrained Equity Funds at an annual rate of 0.75%, 1.00%, 1.00%, 0.90%, 1.10%, 0.90%, and 1.00% respectively, of each Fund’s average daily net assets. Prior to August 28, 2015, the management fee for the Cambiar Opportunity Fund was 0.90% for first $2.5 billion and 0.75% above $2.5 billion.

The Adviser has contractually agreed, through September 1, 2016, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

	Contractual Expense Limitations
Cambiar Opportunity Fund, Investor Class	1.05%	*
Cambiar Opportunity Fund, Institutional Class	0.80%	*
Cambiar SMID Fund, Investor Class	1.30%
Cambiar SMID Fund, Institutional Class	1.05%
Cambiar Small Cap Fund, Investor Class	1.30%
Cambiar Small Cap Fund, Institutional Class	1.05%
Cambiar International Equity Fund, Investor Class	1.20%

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Contractual Expense Limitations
Cambiar International Equity Fund, Institutional Class	0.95%
Cambiar International Small Cap, Institutional Class	1.40%
Cambiar Global Equity Fund, Investor Class	1.20%
Cambiar Unconstrained Equity Fund, Investor Class	1.35%

*	Prior to August 28, 2015, the expense limit for the Cambiar Opportunity Fund was 1.20% and 0.95% for the Investor Class Shares and the Institutional Class Shares, respectively.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending April 30, 2016.

At April 30, 2016, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until April 30:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund		Cambiar Global Equity Fund	Cambiar Unconstrained Equity Fund
4/30/13-4/30/14	2017	$662,536	$71,862	$1,383,692	$265,331	$	NA	$75,641	$66,913
4/30/14-4/30/15	2018	456,352	93,381	828,670	326,395		68,649	81,556	63,125
4/30/15-4/30/16	2019	377,342	135,098	462,401	639,634		97,907	80,822	65,717

		$1,496,230	$300,341	$2,674,763	$1,231,360		$166,556	$238,019	$195,755

5.	Investment Transactions:

For the year ended April 30, 2016, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$328,050,725	$433,884,395
Cambiar SMID Fund	38,729,227	29,645,777
Cambiar Small Cap Fund	562,487,333	807,677,047
Cambiar International Equity Fund	2,350,315,150	396,127,628
Cambiar International Small Cap Fund	832,512	599,183
Cambiar Global Equity Fund	8,128,038	1,776,504
Cambiar Unconstrained Equity Fund	149,741,080	149,632,968

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These differences are primarily attributable to REIT income reclassification, investments in passive foreign investment companies, distribution in excess and differing book and tax treatments for foreign currency transactions, investments in swaps, reclassification of distributions, utilization of earnings and profits on shareholder redemptions and certain net operating losses which, for tax purposes, offset short-term capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Cambiar Opportunity Fund	$(3,070,250)	$(34,094)	$3,104,344
Cambiar SMID Fund	17,881	(959)	(16,922)
Cambiar Small Cap Fund	228,424	5,416,981	(5,645,405)
Cambiar International Equity Fund	(3,186,398)	2,605,302	581,096
Cambiar International Small Cap Fund	(2,615)	2,615	—

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	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Cambiar Global Equity Fund	$—	$—	$—
Cambiar Unconstrained Equity Fund	(79,873)	79,873	—

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Cambiar Opportunity Fund
2016	$10,774,613	$65,205,340	$—	$75,979,953
2015	7,657,047	—	—	7,657,047
Cambiar SMID Fund
2016	31,764	99,147	—	130,911
2015	119,369	201,891	—	321,260
Cambiar Small Cap Fund
2016	8,352,713	71,569,066	—	79,921,779
2015	34,897,179	129,615,606	—	164,512,785
Cambiar International Equity Fund
2016	5,797,490	2,581,459	—	8,378,949
2015	5,442,033	—	—	5,442,033
Cambiar International Small Cap Fund
2016	3,029	—	—	3,029
2015	—	—	—	—
Cambiar Global Equity Fund
2016	31,271	156,362	—	187,633
2015	84,284	121,338	—	205,622
Cambiar Unconstrained Equity Fund
2016	—	—	—	—
2015	2,177,669	—	327	2,177,996

As of April 30, 2016, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Unconstrained Equity Fund
Undistributed Ordinary Income	$3,238,623	$—	$—	$13,108,635	$4,072	$58,450	$278,180
Undistributed Long-Term Capital Gain	345	—	—	—	—	—	—
Post-October Losses	(1,416,590)	(3,549,491)	(96,621,245)	(33,696,812)	—	(25,333)	(8,931,006)
Late-Year Loss Deferral	—	(3,480)	(2,204,391)	—	—	—	—
Capital Loss Carryforwards	—	(1,115,595)	—	—	(54,055)	—	(15,866,441)
Net Unrealized Appreciation/(Depreciation)	53,141,483	1,279,718	43,561,803	69,258,066	77,646	429,211	(2,226,385)
Other Temporary Differences	(7)	(1)	—	6	(4)	1	—

Total Distributable Earnings (Accumulated Losses)	$54,963,854	$(3,388,849)	$(55,263,833)	$48,669,895	$27,659	$462,329	$(26,745,652)

Post-October losses represent losses realized on investment transactions from November 1, 2015 through April 30, 2016 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2016 through April 30, 2016 and specified losses realized on investment transactions from November 1, 2015 through April 30, 2016, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered

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all short-term as under previous law. As of April 30, 2016, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term	Long-Term	Total Post- Enactment Capital Loss Carryforwards
Cambiar SMID Fund	$825,240	$290,355	$1,115,595
Cambiar International Small Cap Fund	40,015	14,040	54,055
Cambiar Unconstrained Equity Fund	15,866,441	—	15,866,441

During the year ended April 30, 2016, the Cambiar International Equity Fund and Cambiar Unconstrained Equity Fund utilized $4,042,356 and $7,493,794, respectively, of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at April 30, 2016, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$522,024,332	$77,480,034	$(24,338,551)	$53,141,483
Cambiar SMID Fund	38,364,371	2,832,920	(1,553,202)	1,279,718
Cambiar Small Cap Fund	739,621,185	83,908,681	(40,346,878)	43,561,803
Cambiar International Equity Fund	2,409,851,949	145,657,858	(76,345,336)	69,312,522
Cambiar International Small Cap Fund	1,291,561	113,582	(36,155)	77,427
Cambiar Global Equity Fund	8,365,302	605,565	(176,354)	429,211
Cambiar Unconstrained Equity Fund	128,624,235	7,160,062	(5,401,353)	1,758,709

7.	Risks:

At April 30, 2016, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.	Other:

At April 30, 2016, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	3	68%
Cambiar Opportunity Fund, Institutional Class	4	89%
Cambiar SMID Fund, Investor Class	1	92%
Cambiar SMID Fund, Institutional Class	3	100%
Cambiar Small Cap Fund, Investor Class	6	76%
Cambiar Small Cap Fund, Institutional Class	3	67%
Cambiar International Equity Fund, Investor Class	2	85%
Cambiar International Equity Fund, Institutional Class	4	82%
Cambiar International Small Cap, Institutional Class	2	100%
Cambiar Global Equity Fund, Investor Class	2	91%
Cambiar Unconstrained Equity Fund, Investor Class	4	60%

9.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2016.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

the Cambiar Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Unconstrained Equity Fund (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of April 30, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Unconstrained Equity Fund (seven of the series constituting The Advisors’ Inner Circle Fund) at April 30, 2016, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2016

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of April 30, 2016.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED
BOARD MEMBERS[3,4]

ROBERT A. NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of SEI Alpha Strategy Portfolio to 2013.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Dirctorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,“public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INDEPENDENT
BOARD MEMBERS[3,4] (continued)

JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
JOSEPH T. GRAUSE JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Curernt Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
MITCHELL A. JOHNSON 74 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Porfolios, LP to 2013.

BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,“public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[5]
INDEPENDENT
BOARD MEMBERS[3,4] (continued)

BRUCE R. SPECA 60 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
GEORGE J. SULLIVAN, JR. 73 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Porfolios, LP to 2013.

OFFICERS

MICHAEL BEATTIE 51 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2015. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS (continued)

RUSSELL EMERY 53 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.	None.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.
JOHN Y. KIM 35 yrs. old	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).	None.
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	None.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/01/15	Ending Account Value 04/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$979.90	1.05%	$5.17
Hypothetical 5% Return	$1,000.00	$1,019.64	1.05%	$5.27
Cambiar Opportunity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$981.10	0.80%	$3.94
Hypothetical 5% Return	$1,000.00	$1,020.89	0.80%	$4.02
Cambiar SMID Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$939.00	1.07%	$5.16
Hypothetical 5% Return	$1,000.00	$1,019.54	1.07%	$5.37
Cambiar SMID Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$939.00	1.05%	$5.06
Hypothetical 5% Return	$1,000.00	$1,019.54	1.05%	$5.27
Cambiar Small Cap Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$943.80	1.30%	$6.28
Hypothetical 5% Return	$1,000.00	$1,018.40	1.30%	$6.52
Cambiar Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$944.70	1.05%	$5.08
Hypothetical 5% Return	$1,000.00	$1,019.64	1.05%	$5.27
Cambiar International Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$980.00	1.07%	$5.27
Hypothetical 5% Return	$1,000.00	$1,019.54	1.07%	$5.37
Cambiar International Equity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$981.10	0.95%	$4.68
Hypothetical 5% Return	$1,000.00	$1,020.14	0.95%	$4.77
Cambiar International Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,016.50	1.40%	$7.02
Hypothetical 5% Return	$1,000.00	$1,017.90	1.40%	$7.02
Cambiar Global Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$979.00	1.20%	$5.90
Hypothetical 5% Return	$1,000.00	$1,018.90	1.20%	$6.02
Cambiar Unconstrained Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,016.50	1.35%	$6.77
Hypothetical 5% Return	$1,000.00	$1,018.15	1.35%	$6.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an April 30, 2016 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2016, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction (1)
Cambiar Opportunity Fund	82.45%	17.55%	0.00%	100.00%	100.00%
Cambiar SMID Fund	75.74%	24.26%	0.00%	100.00%	100.00%
Cambiar Small Cap Fund	89.55%	10.45%	0.00%	100.00%	96.45%
Cambiar International Equity Fund	23.29%	76.71%	0.00%	100.00%	2.32%
Cambiar International Small Cap Fund	0.00%	100.00%	0.00%	100.00%	0.00%
Cambiar Global Equity Fund	82.05%	17.95%	0.00%	100.00%	49.19%
Cambiar Unconstrained Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%

	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit Pass Through (6)
Cambiar Opportunity Fund	100.00%	0.00%	0.00%	100.00%	0.00%
Cambiar SMID Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Small Cap Fund	96.45%	0.00%	0.00%	0.00%	0.00%
Cambiar International Equity Fund	100.00%	0.00%	0.00%	0.00%	19.15%
Cambiar International Small Cap Fund	22.02%	0.00%	0.00%	100.00%	0.00%
Cambiar Global Equity Fund	100.00%	0.00%	0.00%	100.00%	1.55%
Cambiar Unconstrained Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund and Cambiar Global Equity Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended April 30, 2016, the total amount of foreign source income for Cambiar International Equity Fund and Cambiar Global Equity Fund was $21,743,501 and $39,139, respectively. The total amount of foreign taxes paid for Cambiar International Equity Fund and Cambiar Global Equity Fund was $2,121,903 and $2,945, respectively. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

2401 E. Second Avenue

Suite 400

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) to the Trust

E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2016 and for the fiscal year 2015 as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$165,015	N/A	N/A	$162,060	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	NA	N/A	N/A	NA	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by EY applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2016	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by EY for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0, for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form..

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 8, 2016

*	Print the name and title of each signing officer under his or her signature.